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[LOGO] First Security Benefit Life Insurance
       and Annuity Company of New York SM                                             SECUREDESIGNS(R) ASSET REALLOCATION

QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Use this form to automatically transfer account values to maintain a specific percentage allocation among your current and future investment options. Complete the entire form. Please type or print.

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1. PROVIDE GENERAL ACCOUNT INFORMATION
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[ ] Application Attached or Contract Number _____________________________________

Name of Owner ___________________________________________________________________________________________________________
                First                                 MI                   Last

Mailing Address _________________________________________________________________________________________________________
                Street Address                                  City                      State               ZIP Code

Social Security Number/Tax I.D. Number ____________________________________

Daytime Phone Number ______________________________________ Home Phone Number ___________________________________________

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2. SET UP ASSET REALLOCATION
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Please complete each sub-section.

A. Effective Date________________________________________
                 Date (mm/dd/yyyy - must be between 1st and 28th of the month)

   If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B. Number of Reallocations (check one):

   [ ] One-time reallocation

   [ ] Recurring (check frequency):

       [ ] Monthly    [ ] Quarterly

       [ ] Annually   [ ] Semi-Annually

C. Future Allocations (check one):

   [ ] Allocate future contributions according to the percentages indicated on this form.

   [ ] Do not change the allocation of future contributions.

   If no option is indicated above, the allocation of future contributions will not be changed.

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                                                                                                       Please Continue ->

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3. PROVIDE INVESTMENT DIRECTIONS
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Please indicate whole percentages totaling 100%

____ AIM V.I. Basic Value               ____ PIMCO VIT Foreign Bond (U.S. Dollar-   ____ SBL HighYield
                                             Hedged)
____ AIM V.I. Capital Development                                                   ____ SBL Large Cap Growth
                                        ____ PIMCO VIT Low Duration
____ AIM V.I. Global Health Care                                                    ____ SBL Large Cap Value
                                        ____ PIMCO VIT Real Return
____ AIM V.I. International Growth                                                  ____ SBL Main Street Growth & Income
                                        ____ Royce Micro-Cap
____ AIM V.I. Mid Cap Core Equity                                                   ____ SBL Managed Asset Allocation
                                        ____ RVT CLS AdvisorOne Amerigo
____ AIM V.I. Real Estate                                                           ____ SBL Mid Cap Growth
                                        ____ RVT CLS AdvisorOne Clermont
____ American Century VP Ultra(R)                                                   ____ SBL Mid Cap Value
                                        ____ Rydex VT Sector Rotation
____ American Century VP Value                                                      ____ SBL Money Market
                                        ____ Salomon Brothers Variable
____ Dreyfus IP Technology Growth            Aggressive Growth                      ____ SBL Select 25

____ Dreyfus VIF International Value    ____ Salomon Brothers Variable Small        ____ SBL Small Cap Growth
                                             Cap Growth
____ MFS(R) VIT Research International                                              ____ SBL Small Cap Value
                                        ____ SBL Alpha Opportunity
____ MFS(R) VIT Total Return                                                        ____ SBL Social Awareness
                                        ____ SBL Diversified Income
____ MFS(R) VIT Utilities                                                           ____ Van Kampen LIT Comstock
                                        ____ SBL Enhanced Index
____ Oppenheimer Main Street Small Cap                                              ____ Van Kampen LIT Government
     Fund/VA                            ____ SBL Equity
                                                                                    ____ Van Kampen UIF Equity and Income
____ PIMCO VIT All Asset                ____ SBL Equity Income
                                                                                    ____ Fixed Account
____ PIMCO VIT CommodityRealReturn      ____ SBL Global
     Strategy                                                                       MUST TOTAL 100%

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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.

X__________________________________________________________  X___________________________________________________________
 Signature of Owner                        Date (mm/dd/yyyy)  Signature of Joint Owner (if applicable)  Date (mm/dd/yyyy)

X__________________________________________________________   ___________________________________________________________
 Signature of Representative (optional)    Date (mm/dd/yyyy)  Print Name of Representative

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Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com

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